                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                        NORTHERN DISTRICT OF CALIFORNIA

In re: AB Liquidating Corp.                     Case No.        01-53685 ASW
       2055 Gateway Place, Suite 400                         ------------------
       San Jose, CA 95110
                                                CHAPTER 11
                                                MONTHLY OPERATING REPORT
                                                (GENERAL BUSINESS CASE)
----------------------------------------------

                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED:  1/31/2002                      PETITION DATE:       07/26/01
             -----------                                     ------------------

1 Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
     Dollars reported in   $1
                           --

                                                                         End of Current          End of Prior       As of Petition
                                                                                                 ------------
2.   Asset and Liability Structure                                            Month                  Month               Filing
                                                                              -----                  -----               ------
     a. Current Assets                                                       $31,303,147          $33,304,618
                                                                         ----------------       --------------
     b. Total Assets                                                         $32,482,974          $34,484,445         $57,984,978
                                                                         ----------------       --------------      -------------
     c. Current Liabilities                                                  $    92,097          $   865,925
                                                                         ----------------       --------------
     d. Total Liabilities                                                    $28,465,039          $29,238,867         $28,398,051
                                                                         ----------------       --------------      -------------

                                                                                                                      Cumulative
3.   Statement of Cash Receipts & Disbursements for Month                                        Prior Month        (Case to Date)
                                                                                                 -----------        --------------
     a. Total Receipts                                                       $   369,051          $    44,435         $ 7,650,043
                                                                         ----------------       --------------      --------------
     b. Total Disbursements                                                  $ 1,476,880          $    37,201         $ 2,702,077
                                                                         ----------------       --------------      --------------
     c. Excess (Deficiency) of Receipts Over Disbursements (a - b)          ($ 1,107,829)         $     7,234         $ 4,947,966
                                                                         ----------------       --------------      --------------
     d. Cash Balance Beginning of Month                                      $32,180,225          $32,255,700         $26,867,358
                                                                         ----------------       --------------      --------------
     e. Cash Balance End of Month (c + d)                                    $31,047,487          $32,180,225         $31,047,487
                                                                         ----------------       --------------      --------------

                                                                                                                      Cumulative
                                                                           Current Month         Prior Month        (Case to Date)
                                                                           -------------         -----------        --------------
4.   Profit/(Loss) from the Statement of Operations                                  N/A                  N/A                 N/A
                                                                         ----------------       --------------      --------------
5.   Account Receivables (Pre and Post Petition)                             $         0          $         0
                                                                         ----------------       --------------
6.   Post-Petition Liabilities                                               $    92,097          $   865,925
                                                                         ----------------       --------------
7.   Past Due Post-Petition Account Payables (over 30 days)                  $         0          $         0
                                                                         ----------------       --------------
At the end of this reporting month:                                                                   Yes                  No
                                                                                                      ---                  --
8.   Have any payments been made on pre-petition debt, other than payments in the normal                                        X
                                                                                                --------------      --------------
     course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.   Have any payments been made to professionals? (if yes, attach listing including date                   X
                                                                                                --------------      --------------
     of payment, amount of payment and name of payee)

10.  If the answer is yes to 8 or 9, were all such payments approved by the court?                          X
                                                                                                --------------      --------------

11.  Have any payments been made to officers, insiders, shareholders, relatives? (if yes,                   X
                                                                                                --------------      --------------
     attach listing including date of payment, amount and reason for payment, and name of payee)

12.  Is the estate insured for replacement cost of assets and for general liability?                        X
                                                                                                --------------      --------------

13.  Are a plan and disclosure statement on file?                                                           X
                                                                                                --------------      --------------

14.  Was there any post-petition borrowing during this reporting period?                                                        X
                                                                                                --------------      --------------

15.  Check if Paid: Post-petition taxes  X ;        U.S. Trustee Quarterly Fees  X .  Check if filing is current for: Post-petition
                                        ---                                     ---
     tax reporting and tax returns:     ____.
     (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:   2/20/2002                 /s/ Daniel Scharre
     ---------------              ----------------------------------------------
                                   Responsible Individual - Daniel Scharre

                                  BALANCE SHEET
                             (General Business Case)
                         For the Month Ended 01/31/2002
                                            -----------

Assets                                                    From Schedules           Market Value
                                                          --------------           ------------
   Current Assets

 1    Cash and cash equivalents - unrestricted                                      $26,758,238
                                                                                   ------------
 2    Cash and cash equivalents - restricted                                        $ 4,289,249
                                                                                   ------------
 3    Accounts receivable (net)                                  A                  $         0
                                                                                   ------------
 4    Inventory                                                  B                  $         0
                                                                                   ------------
 5    Prepaid Expenses                                                              $   255,660
                                                                                   ------------
 6    Professional retainers (estimate only)                                        $         0
                                                                                   ------------
 7    Other: _________________________________________                             ____________
 8    ________________________________________________                             ____________


 9              Total Current Assets                                                $31,303,147
                                                                                   ------------

   Property and Equipment (Market Value)

10    Real property                                              C                  $         0
                                                                                   ------------
11    Machinery & Equipment                                      D                  $     1,289
                                                                                   ------------
12    Furniture and fixtures                                     D                  $         0
                                                                                   ------------
13    Office equipment                                           D                  $         0
                                                                                   ------------
14    Leasehold improvements                                     D                  $         0
                                                                                   ------------
15    Computer, Hardware & Software                              D                  $   138,401
                                                                                   ------------
16    Other: _________________________________________           D                 ____________
17    ________________________________________________           D                 ____________
18    ________________________________________________           D                 ____________
19    ________________________________________________           D                 ____________
20    ________________________________________________           D                 ____________


21              Total Property and Equipment (1)                                    $   139,690
                                                                                   ------------

   Other Assets

22    Loans to shareholders                                                        ____________
23    Loans to affiliates - Secured                                                 $         0
                                                                                   ------------
24    Loans to affiliates (net) - unsecured                                         $         0
      ------------------------------------------------                             ------------
25    Notes Receivables                                                             $ 1,029,137
      ------------------------------------------------                             ------------
26    Security Deposits (HQ Global Workplace)                                       $    11,000
      ------------------------------------------------                             ------------
27    ________________________________________________                             ____________


28              Total Other Assets                                                  $ 1,040,137
                                                                                   ------------

29              Total Assets                                                        $32,482,974
                                                                                   ============


NOTE:

      At the guidance of the US Trustee, AB Liquidating Corp., Debtor In Possession, is presenting its assets at cost value less accumulated depreciation, if any. In addition, Accounts Receivable, Inventory and Property Plant & Equipment are reflective of a provisional impairment write-down.

      (1) The Debtor ceased depreciating its fixed assets effective December 1, 2001.

                             Liabilities and Equity
                            (General Business Case)

Liabilities From Schedules

     Post-Petition

        Current Liabilities

30          Salaries and Wages (including Contract Labor)                               ______________
31          Payroll taxes                                                               ______________
32          Real and personal property taxes                                            ______________
33          Income taxes                                                                ______________
34          Sales taxes                                                                 ______________
35          Notes payable (short term)                                                  ______________
36          Accounts payable (trade)                                      A              $      40,327
                                                                                        --------------
37          Real property lease arrearage                                               ______________
38          Personal property lease arrearage                                           ______________
39          Accrued professional fees (estimate only)                                    $      51,770
                                                                                        --------------
40          Current portion of long-term post-petition debt (due within 12 months)      ______________
41          Other: ____________________________________                                 ______________
42          ___________________________________________                                 ______________
43          ___________________________________________                                 ______________

44          Total Current Liabilities                                                    $      92,097
                                                                                        --------------

45      Long-Term Post-Petition Debt, Net of Current Portion                            ______________

46          Total Post-Petition Liabilities                                              $      92,097
                                                                                        --------------
     Pre-Petition Liabilities (allowed amount)

47          Secured claims                                                F              $           0
                                                                                        --------------
48          Priority unsecured claims                                     F              $     159,165
                                                                                        --------------
49          General unsecured claims                                      F              $  28,213,777
                                                                                        --------------

50          Total Pre-Petition Liabilities                                               $  28,372,942
                                                                                        --------------

51          Total Liabilities                                                            $  28,465,039
                                                                                        --------------

Equity (Deficit)

52      Retained Earnings/(Deficit) at time of filing                                    ($131,091,067)
                                                                                        --------------
53      Capital Stock_                                                                   $   3,777,628
                                                                                        --------------
54      Additional paid-in capital                                                       $ 157,920,727
                                                                                        --------------
55      Cumulative profit/(loss) since filing of case                                    $ (26,589,353)
                                                                                        --------------
56      Post-petition contributions/(distributions) or (draws)                           $           0
                                                                                        --------------
57          ___________________________________________                                 ______________
58      Market value adjustment                                                          $           0
                                                                                        --------------

59          Total Equity (Deficit)                                                       $   4,017,935
                                                                                        --------------

60 Total Liabilities and Equity (Deficit)                                                $  32,482,974
                                                                                        ==============

AB Liquidating Corp.
Debtor-In-Possession
Footnotes to Balance Sheet
January 2002 MOR

NOTES:
-----

Accounts Receivable -- All Accounts Receivable, totaling $272,878 in the
-------------------
        Debtor's books, were sold effective 11/2/2001.

Property and Equipment -- The Debtor's Property and Equipment has been written
----------------------
        down by $3,859,391 to reflect the sale of the Debtor's assets on 11/2/2001.

Inventory -- All Inventory, totaling $3,562,945 in the Debtor's books, was sold
---------
        effective 11/2/2001.

                         SCHEDULES TO THE BALANCE SHEET
                            (General Business Case)

                                   Schedule A

                     Accounts Receivable and (Net) Payable


                                                                 Accounts Receivable       Accounts Payable          Past Due
Receivables and Payables Agings                                [Pre and Post Petition]      [Post Petition]     Post Petition Debt
                                                               -----------------------      ---------------     ------------------
  0-30 Days                                                                         $0               $40,327
                                                               -----------------------      ----------------
  31-60 Days                                                                        $0                    $0
                                                               -----------------------      ----------------
  61-90 Days                                                                        $0                    $0                    $0
                                                               -----------------------      ----------------    -------------------
  91+ Days                                                                          $0                    $0
                                                               -----------------------      ----------------
  Total accounts receivable/payable                                                 $0               $40,327
                                                               -----------------------      ================
  Allowance for doubtful accounts                                                   $0
                                                               -----------------------
  Accounts receivable (net)                                                         $0
                                                               =======================



                                   Schedule B
                          Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)                               Costs of Goods Sold
----------------------------------                               -------------------
                                          Inventory(ies)
                                            Balance at
                                           End of Month          Inventory Beginning of Month                                    $0
                                           ------------                                                          -------------------
                                                                 Add -
  Retail/Restaurants -                                            Net Purchase                                  ____________________
   Product for resale                  ____________________       Direct labor                                  ____________________
                                                                  Manufacturing overhead                        ____________________
  Distribution -                                                  Freight in                                    ____________________
   Products for resale                                            Other:                                        ____________________
                                       ____________________                                                     ____________________
                                                                 __________________________________________     ____________________
  Manufacturer -                                                 __________________________________________     ____________________
   Raw Materials                                        $0
                                       --------------------
   Work-in-progress                                     $0       Less-
                                       --------------------
   Finished goods                                       $0        Inventory End of Month                                         $0
                                       --------------------                                                     --------------------
                                                                  Shrinkage                                     ____________________
  Inventory Write-Down Provision                        $0        Personal Use                                  ____________________
                                       --------------------
________________________________________
                                                                 Cost of Goods Sold                                              $0
________________________________________                                                                        ====================
   TOTAL                                                $0
                                       ====================

Method of Inventory Control                                       Inventory Valuation Methods
Do you have a functioning perpetual inventory system?             Indicate by a checkmark of inventory used.

           Yes  X   No ___
               ---
How often do you take a complete physical inventory?              Valuation methods-
                                                                     FIFO cost                                  ___
 Weekly           _____                                              LIFO cost                                  ___
 Monthly          _____                                              Lower of cost or market                     X
                                                                                                                ---
 Quarterly          X                                                Retail method                              ___
                  -----
 Semi-annually    _____                                              Other                                      ___
 Annually         _____                                               Explain
Date of last physical inventory was            07/13/01
                                            --------------------  __________________________________________________________________
                                                                  __________________________________________________________________
Date of next physical inventory is                 N/A
                                            --------------------  __________________________________________________________________


                                   Schedule C
                                  Real Property

Description                                                                Cost              Market Value
                                                                           ----              ------------
                    N/A                                                   N/A                    N/A
   ----------------------------------------------------              --------------      -----------------
   ____________________________________________________              ______________      _________________
   ____________________________________________________              ______________      _________________
   ____________________________________________________              ______________      _________________
   ____________________________________________________              ______________      _________________
   ____________________________________________________              ______________      _________________
   Total                                                                        $0                     $0
                                                                     ==============      =================

                                  Schedule D
                            Other Depreciable Assets

Description                                                              Cost              Market Value
                                                                         ----              ------------
Machinery & Equipment -
                                                                            $1,289                 $1,289
   _____________________________________________________             --------------      -----------------
   _____________________________________________________             ______________      _________________
   _____________________________________________________             ______________      _________________
   _____________________________________________________             ______________      _________________
   Total                                                                    $1,289                 $1,289
                                                                     ==============      =================

Furniture & Fixtures -
                                                                                $0                     $0
   _____________________________________________________             --------------      -----------------
   _____________________________________________________             ______________      _________________
   _____________________________________________________             ______________      _________________
   _____________________________________________________             ______________      _________________
   Total                                                                        $0                     $0
                                                                     ==============      =================

Office Equipment -

   _____________________________________________________             ______________      _________________
   _____________________________________________________             ______________      _________________
   _____________________________________________________             ______________      _________________
   Total                                                                        $0                     $0
                                                                     ==============      =================

Leasehold Improvements -

                                                                                $0                     $0
   ______________________________________________________            --------------      -----------------
   ______________________________________________________            ______________      _________________
   ______________________________________________________            ______________      _________________
   ______________________________________________________            ______________      _________________
   Total                                                                        $0                     $0
                                                                     ==============      =================

Computer, Hardware & Software (1)
   Computer Equipment, Software, Firewall Servers, etc.                   $138,401               $138,401
   ------------------------------------------------------            --------------      -----------------
   ______________________________________________________            ______________      _________________
   ______________________________________________________            ______________      _________________
   ______________________________________________________            ______________      _________________
   Total                                                                  $138,401               $138,401
                                                                     ==============      =================

NOTE:
----
On November 2, 2001, substantially all of the Debtor's assets were sold. The Debtor's Property and Equipment has been written down by $3,859,391 to reflect the sale. The Debtor's remaining Property and Equipment include servers, routers, and software. Effective 12/01/01, the company ceased depreciation of these assets.

                                   Schedule E
                          Aging of Post-Petition Taxes
                  (As of End of the Current Reporting Period)

Taxes Payable                                0-30 Days       31-60 Days      61-90 Days       91+ Days      Total
                                             ---------       ----------      ----------       --------      -----
Federal
    Income Tax Withholding                                                                                       $0
                                            ------------    ------------    ------------     ----------   ---------
    FICA-Employee                                                                                                $0
                                            ------------    ------------    ------------     ----------   ---------
    FICA-Employer                                                                                                $0
                                            ------------    ------------    ------------     ----------   ---------
    Unemployment (FUTA)                                                                                          $0
                                            ------------    ------------    ------------     ----------   ---------
    Income                                                                                                       $0
                                            ------------    ------------    ------------     ----------   ---------
    Other (Attach List)                                                                                          $0
                                            ------------    ------------    ------------     ----------   ---------
Total Federal Taxes                                                                                              $0
                                            ------------    ------------    ------------     ----------   ---------
State and Local
    Income Tax Withholding                                                                                       $0
                                            ------------    ------------    ------------     ----------   ---------
    Unemployment (UT)                                                                                            $0
                                            ------------    ------------    ------------     ----------   ---------
    Disability Insurance (DI)                                                                                    $0
                                            ------------    ------------    ------------     ----------   ---------
    Empl. Training Tax (ETT)                                                                                     $0
                                            ------------    ------------    ------------     ----------   ---------
    Sales                                                                                                        $0
                                            ------------    ------------    ------------     ----------   ---------
    Excise                                                                                                       $0
                                            ------------    ------------    ------------     ----------   ---------
    Real Property                                                                                                $0
                                            ------------    ------------    ------------     ----------   ---------
    Personal property                                                                                            $0
                                            ------------    ------------    ------------     ----------   ---------
    Income                                                                                                       $0
                                            ------------    ------------    ------------     ----------   ---------
    Other (Attach List)                                                                                          $0
                                            ------------    ------------    ------------     ----------   ---------
Total State & Local Taxes                             $0              $0              $0             $0          $0
                                            ------------    ------------    ------------     ----------   ---------
Total Taxes                                           $0              $0              $0             $0          $0
                                            ============    ============    ============     ==========   =========



                                   Schedule F
                            Pre-Petition Liabilities

                                                                              Claimed         Allowed
List Total Claims For Each Classification                                      Amount          Amount
-----------------------------------------                                      ------          ------
    Secured claims                                                                    $0             $0
                                                                            ------------    -----------
    Priority claims other than taxes                                            $159,165       $159,165
                                                                            ------------    -----------
    Priority tax claims                                                               $0             $0
                                                                            ------------    -----------
    General unsecured claims                                                 $28,213,777    $28,213,777
                                                                            ------------    -----------

See Attached Schedule F Footnotes



                                   Schedule G
                           Rental Income Information
                    Not applicable to General Business Cases

                                   Schedule H
                  Recapitulation of Funds Held at End of Month

                                               Account 1          Account 2         Account 3      Account 4        Account 5
                                               ---------          ---------         ---------      ---------        ---------
Bank                                        Bank of America    Bank of America    Merrill Lynch    Union Bank     Reliance Trust
                                            ---------------    ----------------   -------------   ------------    --------------
Account Type                                Debtor In Poss     Interest Bearing   Money Market    CD (Note II)    Deferred Comp.
                                            ---------------    ----------------   -------------   ------------    --------------
Account No.                                 12339-36178        12330-06345        318-3251209-0   6459018252      150209526
                                            ---------------    ----------------   -------------   ------------    --------------
Account Purpose                             Operations         For Solectron      Savings         Savings         SEDCP
                                            ---------------    ----------------   -------------   ------------    --------------
Balance, End of Month                          $15,931,387            $692,911     $10,133,940       $346,765         $3,942,484
                                            ---------------    ----------------   -------------   ------------    --------------
Total Funds of Hand for all Accounts           $31,047,487
                                            ===============

Note I:  Attached are copies of bank statement(s) & reconciliations(s).
------
Note II: In accordance with a stipulated order granting relief from stay to
-------
Union Bank, the CD account, which secured certain Letters of Credit, was reduced by $1 million with respect to a corresponding draw upon a Letter of Credit issued to a former landlord. In addition, fees totalling $35,778 were deducted by Union Bank from this account.

Schedule E - Footnotes
----------------------

a) All post-petition taxes have been paid and we are now current.

Schedule F - Footnotes
----------------------

a) Pre-petition claims are presented as best represented in AB Liquidating Corp.'s books and records. The `claimed' and `allowed' amounts of such claims have, in most cases, not yet been determined. Some claims included in `general claims' are stated at their potential gross amounts owed, although the `allowed' amount of these claims could face limitations - as stipulated by the U.S. Bankruptcy Code.
b) AB Liquidating Corp. is in the process of completing its analysis of claims in this case and reserves the right to object to all claims scheduled or otherwise listed.
c) A number of claims were scheduled with the Bankruptcy Court as contingent, unliquidated, or disputed. For many of these items, a value was undeterminable at the time scheduled with the Court - and is currently undeterminable. As a result, these items are not included in the claim totals listed in Schedule F above.
d) AB Liquidating Corp. has provided a value for contingent, unliquidated or disputed claims when information was available for a reasonable estimation. Included in estimated contingent claims as part of the `general unsecured claims' above are the following: $2.5MM for a potential warranty claim with Comtech Telecommunications, $2MM for a contingent settlement agreement with Northrop Grumman, and $14.8MM relating to Solectron Corporation.
e) `Priority claims other than taxes' represents AB Liquidating Corp.'s best estimate as to those employee claims eligible for priority status. The Company is currently reviewing these amounts and will continue to make any necessary adjustments to the allocation between priorty and non-priority status, if warranted.
f) General unsecured claims includes approximately $132K in pre-petition taxes. AB Liquidating Corp. is attempting to identify which, if any, amounts owing to taxing authorities are eligible for priority status.
g) AB Liquidating Corp. has rejected three real property leases during the post-petition period. The Company is currently in the process of estimating the potential damage claim, if any, afforded to the landlords of these properties as may be allowed under the U.S. Bankruptcy Code. No such estimate is included in the `general unsecured claims' listed above.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                Increase/(Decrease) in Cash and Cash Equivalents
                         For the Month Ended 01/31/2002
                                            -----------

                                                                            Actual                  Cumulative
                                                                         Current Month           (Case to Date)
                                                                         -------------           --------------
   Cash Receipts
 1    Rent/Leases Collected                                              --------------           --------------
 2    Cash Received from Sales                                            $           0            $   6,783,815
                                                                         --------------           --------------
 3    Interest Received                                                   $      44,000            $     366,816
                                                                         --------------           --------------
 4    Borrowings
                                                                         --------------           --------------
 5    Funds from Shareholders, Partners, or Other Insiders
                                                                         --------------           --------------
 6    Capital Contributions
                                                                         --------------           --------------
 7    Vendor Refunds & Misc. Receipts                                     $     325,051            $     449,412
      ----------------------------------------------------               --------------           --------------
 8    Sale of Furniture @ old leased building                             $           0            $      50,000
      ----------------------------------------------------               --------------           --------------

 9    ____________________________________________________               --------------           --------------

10    ____________________________________________________               --------------           --------------

11    ____________________________________________________               --------------           --------------

12       Total Cash Receipts                                              $     369,051            $   7,650,043
                                                                         --------------           --------------
   Cash Disbursements
13    Special Payroll Charges                                             $         203            $       2,281
                                                                         --------------           --------------
14    Bonuses (Retention)                                                 $           0            $     134,091
                                                                         --------------           --------------
15    G&A/Misc.                                                           $       9,069            $      78,341
                                                                         --------------           --------------
16    Rent                                                                $      14,609            $     275,567
                                                                         --------------           --------------
17    Insurance Expenses                                                  $         232            $      74,275
                                                                         --------------           --------------
18    Bank Charges                                                        $         500            $       8,338
                                                                         --------------           --------------
      Rent/Lease:
                                                                                                  --------------
19              Storage Fees
                                                                         --------------           --------------

20              Real Property
                                                                         --------------           --------------

      Amount Paid for Compensation                                                                --------------
21              Salaries (Net)                                            $      14,754            $     337,058
                                                                         --------------           --------------
22              Contract Labor                                            $      18,261            $      89,387
                                                                         --------------           --------------
23              Payroll Processing Fees                                   $         484            $       3,550
                                                                         --------------           --------------
24              Expense Reimbursements (Travel, Air & Misc.)              $           0            $      16,018
                                                                         --------------           --------------
25              Other (Fringe)                                            $           0            $     105,535
                                                                         --------------           --------------
26    Net Bonuses (EFT to the UK)                                         $           0            $      64,183
                                                                         --------------           --------------
27    Postage/Office Expenses                                             $           0            $      10,780
                                                                         --------------           --------------
      Taxes:
                                                                                                  --------------
28              Employee Withholding

                                                                         --------------           --------------
29              Employer Payroll Taxes                                    $      16,116            $     274,745
                                                                         --------------           --------------
30              Real Property Taxes
                                                                         --------------           --------------
31              Sales Taxes                                               $          81            $         198
                                                                         --------------           --------------
32    Other Cash Outflows:
                                                                         --------------           --------------
33              UNION BANK DRAW ON CD (See Schedule H, note II)           $   1,035,778            $   1,035,778
                ------------------------------------------------------   --------------           --------------
34              Technology & Phone                                        $          67            $      15,618
                ------------------------------------------------------   --------------           --------------
35              Engineering & Operations                                  $           0            $       1,325
                ------------------------------------------------------   --------------           --------------
36              Professional Consulting Services                          $     366,726            $     466,979
                ------------------------------------------------------   --------------           --------------
37              Moving Expenses                                           $           0            $      42,126
                ------------------------------------------------------   --------------           --------------
38              Disbursements of China Subsidiary                         $           0            $      40,748
                ------------------------------------------------------   --------------           --------------

39              Total Cash Disbursements:                                 $   1,476,880            $   2,702,077
                                                                         --------------           --------------

40  Net Increase (Decrease) in Cash                                         ($1,107,829)           $   4,947,966
                                                                         --------------           --------------

41  Cash Balance, Beginning of Period                                     $  32,180,225            $  26,867,358
                                                                         --------------           --------------

42  Reconciling Adjustment                                                     ($24,909)               ($767,837)
                                                                         --------------           --------------

43  Cash Balance, End of Period                                           $  31,047,487            $  31,047,487
                                                                         ==============           ==============

AB Liquidating Corp.                       DRAFT - For Discussion Purposes Only
Tax Statement
January 1, 2002 to January 31, 2002

                                                Amount Remitted To     Date Remitted To
                                     Amount    Taxing Authority (1)    Taxing Authority
                                  ----------- ---------------------- --------------------

Gross Payroll & Payroll Taxes
-----------------------------
        Gross Payroll               $18,875         $    0
        Federal Taxes Withheld      $ 3,716         $3,716                 01/31/02
        State Taxes Withheld        $   976         $  976                 01/31/02
        Employer Taxes              $ 2,312         $2,312                 01/31/02

(1) ADP, our Payroll vendor remits taxes to the taxing authorities on our behalf, immediately after payroll is run.

Confidential                         Page 1            January 2002 Tax Schedule

                            Payments to Professionals
                            -------------------------

--------------------------------------------------------------------------------------------------------
        Professional                 Allowed       Allowed         Total       Retainer       Total Paid
                                      Fees         Expenses       Allowed       Credit
--------------------------------------------------------------------------------------------------------
Pachulski, Stang, Ziehl, Young     $233,187.00    $36,707.71    $269,894.71   $170,964.97    $ 98,929.74
& Jones P.C.
--------------------------------------------------------------------------------------------------------
Murray & Murray                    $ 28,953.50    $ 1,926.23    $ 30,879.73            NA    $ 30,879.73
--------------------------------------------------------------------------------------------------------
PricewaterhouseCoopers LLP         $ 20,010.00          0.00    $ 20,010.00            NA    $ 20,010.00
--------------------------------------------------------------------------------------------------------
Cooley Godward LLP                 $246,302.50    $ 7,792.90    $254,095.40   $140,901.81    $113,193.59
--------------------------------------------------------------------------------------------------------
Andersen LLP                       $201,961.00    $ 1,752.00    $203,713.00   $100,000.00    $103,713.00
--------------------------------------------------------------------------------------------------------

                          Date of all payments: 1/11/02

        PAYEE                                 DESCRIPTION                      CHK DATE          CK#            AMOUNT  SOURCE
        -----                                 -----------                      --------          ---            ------  ------
SIRAROTOGA BLANCARTE                     INV 183                                 1/4/02          1298           720.00  A/P
HQ GLOBAL WORKPLACES                     INV SJ004F772329                        1/4/02          1299         6,815.24  A/P
IRON MOUNTAIN                            Inv 77018462, 0379455                  1/11/02          1300         1,346.11  A/P
PATTY MIAO                               Inv 11JAN02                            1/11/02          1301         2,200.00  A/P
R R DONNELLEY RECEIVABLES                Inv 1202750700, 1202655100             1/11/02          1302         4,078.30  A/P
DANIEL SCHARRE                           Inv 28DEC01, 04JAN02                   1/11/02          1303         3,013.30  A/P
SIRAROTOGA BLANCARTE                     Inv 184, 09JAN02                       1/11/02          1304           972.40  A/P
PACHULSKI,STANG,ZIEHL,YOUNG & JONES      Inv 08JAN02                            1/11/02          1305        98,929.74  A/P
PRICEWATERHOUSECOOPERS LLP               Inv 08JAN02                            1/11/02          1306        20,010.00  A/P
MURRAY & MURRAY                          Inv 08JAN02                            1/11/02          1307        30,879.73  A/P
COOLEY GODWARD LLP                       Inv 08JAN02                            1/11/02          1308       113,193.59  A/P
ANDERSEN LLP                             Inv 08JAN02                            1/11/02          1309       103,713.00  A/P
ACCOUNTANTS, INC.                        CECILIA LIRIO                          1/18/02          1312         1,782.00  A/P
ADP                                      INV 106129                             1/18/02          1313           249.79  A/P
PATTY MIAO                               INV 18JAN02                            1/18/02          1314         2,200.00  A/P
MURPHY & MACONACHY, INC.                 INV 2003290                            1/18/02          1315           200.00  A/P
DANIEL SCHARRE                           INV 11JAN02                            1/18/02          1316         2,312.50  A/P
SIRAROTOGA BLANCARTE                     INV 185                                1/16/02          1317           720.00  A/P
SPRINT PCS                               ACCT 0012642994-3                      1/18/02          1318            66.54  A/P
THOMSON FINANCIAL/CARSON                 INV 69876                              1/18/02          1319           339.86  A/P
U.S. TRUSTEE                             OCT 2001 - DEC 2001                    1/18/02          1320         3,750.00  A/P
FIIOC-Fidelity                           401K LOAN REPAYMENT                    1/18/02          1321           202.66  A/P
SIRAROTOGA BLANCARTE                     INV 186                                1/23/02          1324           480.00  A/P
COMMONWEALTH OF VIRGINIA                 ACCT 0016014461                        1/23/02          1325            31.32  A/P
IRON MOUNTAIN                            INV 0621384, 777019085                 1/23/02          1326         1,357.22  A/P
ELIAS NADER                              INV 5391020111                         1/23/02          1327           701.27  A/P
DANIEL SCHARRE                           CONSULTING SERVICE                     1/23/02          1328         2,506.05  A/P
SIRAROTOGA BLANCARTE                     INV 1329                               1/29/02          1329           480.00  A/P
HQ GLOBAL WORKPLACES                     INV SJ004F790364                       1/29/02          1330         5,090.71  A/P
COMMISSONER OF TAXATION(NY)              ACCT L-020481627-5                     1/29/02          1331            50.00  A/P
DANIEL SCHARRE                           CONSULTING SERVICE                     1/29/02          1332           875.00  A/P
UNUM LIFE INSURANCE                      POLICY #05539930017                    1/29/02          1333           231.75  A/P
CASSANDRA JONES                          PAYROLL PERIOD ENDING 01-11-02         1/11/02          1310         2,033.29  Payroll
ELIAS NADER                              PAYROLL PERIOD ENDING 01-11-02         1/11/02          1311         3,775.40  Payroll
CASSANDRA JONES                          PAYROLL PERIOD ENDING 01-25-02         1/23/02          1322         1,937.33  Payroll
ELIAS NADER                              PAYROLL PERIOD ENDING 01-25-02         1/23/02          1323         3,383.85  Payroll
CASSANDRA JONES                          Post Pettion PTO Payout                 2/1/02          1334         2,655.22  Payroll
CASSANDRA JONES                          PAYROLL PERIOD ENDING 01-25-02          2/1/02          1335           968.67  Payroll
ADP                                      IN 213847                               1/4/02 EFT                     428.95  Payroll
ADP                                      IN 216536                              1/11/02 EFT                      46.02  Payroll
ADP                                      IN 218581                              1/11/02 EFT                     188.00  Payroll
ADP                                      Payroll Tax Penalty Late filing Q3-01  1/19/02 EFT                   8,599.36  Payroll
ADP                                      INV 220926                             1/25/02 EFT                      83.55  Payroll
ADP                                      Payroll Taxes Period 01-11 to 2-02-02  1/31/02 EFT                   7,003.95  Payroll

                                                                                                            ----------
                                                                                                            440,601.67
                                                                                                            ==========

4:53 PM                   Adaptive Broadband Corp.
02/12/02                    Transactions by Account
Accrual Basis                As of January 31, 2002

    Type           Date             Num         Name               Memo       Class Cir       Split          Amount       Balance
 -------------  ----------         -----  ------------------  --------------- ----- ---  ----------------- ----------- -------------
11456 . Corp. Debtor in Possession                                                                                     16,039,889.81
  Bill Pmt-Check  1/4/2002         1299   HQ GLOBAL                                      21160 . A/P P...   -6,815.24  16,033,074.57
  Bill Pmt-Check  1/4/2002         1298   SIRAROTOGA BLA...                              21160 . A/P P...     -720.00  16,032,354.57
  Check           1/4/2002         EFT    ADP                 12-20 TO 12-...            56407 . Payrol...    -428.95  16,031,925.62
  Bill Pmt-Check  1/11/2002        1300   IRON MOUNTAIN                                  21160 . A/P P...   -1,346.11  16,030,579.51
  Bill Pmt-Check  1/11/2002        1302   R R DONNELLEY...                               21160 . A/P P...   -4,078.30  16,026,501.21
  Bill Pmt-Check  1/11/2002        1303   SCHARRE, DANIE...                              21160 . A/P P...   -3,013.30  16,023,487.91
  Bill Pmt-Check  1/11/2002        1304   SIRAROTOGA BLA...                              21160 . A/P P...     -972.40  16,022,515.51
  Bill Pmt-Check  1/11/2002        1305   PIACHULSKI, STAN..  FEE APPLIC...              21160 . A/P P...  -98,929.74  15,923,585.77
  Bill Pmt-Check  1/11/2002        1306   PRICE WATERHO...    FEE APPLIC...              21160 . A/P P...  -20,010.00  15,903,575.77
  Bill Pmt-Check  1/11/2002        1307   MURRAY & MURR...    FEE APPLIC...              21160 . A/P P...  -30,879.73  15,872,696.04
  Bill Pmt-Check  1/11/2002        1308   COOLEY GODWA...     FEE APPLIC...              21160 . A/P P... -113,193.59  15,759,502.45
  Bill Pmt-Check  1/11/2002        1309   ANDERSEN LLP        FEE APPLIC...              21160 . A/P P... -103,713.00  15,655,789.45
  Bill Pmt-Check  1/11/2002        1301   MIAO, PATTY                                    21160 . A/P P...   -2,200.00  15,653,589.45
  Deposit         1/11/2002                                   Deposit                    -SPLIT-           310,249.85  15,963,839.30
  Check           1/11/2002        EFT    ADP                 12-23-01 PR...             56407 . Payrol...     -46.02  15,963,793.28
  Bill Pmt-Check  1/16/2002        1317   SIRAROTOGA BLA...   CONTRACT...                21160 . A/P P...     -720.00  15,963,073.28
  Check           1/17/2002        EFT    ADP                 PENALTY LA...              56202 . Gover...   -9,017.15  15,954,056.13
  Check           1/18/2002        EFT    ADP                 PROCESSIN...               56407 . Payrol...    -188.00  15,953,868.13
  Bill-Pmt-Check  1/18/2002        1312   ACCOUNTANTS IN...   CECILIA LIRIO              21160 . A/P P...   -1,782.00  15,952,086.13
  Bill-Pmt-Check  1/18/2002        1313   ADP                 ACCT 00191...              21160 . A/P P...     -249.79  15,951,836.34
  Bill-Pmt-Check  1/18/2002        1314   MIAO, PATTY         CONSULTIN...               21160 . A/P P...   -2,200.00  15,949,636.34
  Bill-Pmt-Check  1/18/2002        1315   MURPHY & MACO...                               21160 . A/P P...     -200.00  15,949,436.34
  Bill-Pmt-Check  1/18/2002        1316   SCHARRE, DANIE...                              21160 . A/P P...   -2,312.50  15,947,123.84
  Bill-Pmt-Check  1/18/2002        1319   THOMSON FINAN...    SUBSCRIPTI...              21160 . A/P P...     -339.86  15,946,783.98
  Bill-Pmt-Check  1/18/2002        1318   SPRINT PCS          ACCT 00126...              21160 . A/P P...      -66.54  15,946,717.44
  Bill-Pmt-Check  1/18/2002        1320   U.S. TRUSTEE                                   21160 . A/P P...   -3,750.00  15,942,967.44
  Bill-Pmt-Check  1/18/2002        1321   FIIOC (FIDELITY)    401K LOAN...               21160 . A/P P...     -202.66  15,942,764.78
  Check           1/18/2002        EFT    Earthlink                                      56122 . Telep...      -65.85  15,942,698.93
  Bill-Pmt-Check  1/23/2002        1324   SIRAROTOGA BLA...                              21160 . A/P P...     -480.00  15,942,218.93
  Bill-Pmt-Check  1/23/2002        1325   COMMONWEALTH...     ACCT 00160...              21160 . A/P P...      -31.32  15,942,187.61
  Bill-Pmt-Check  1/23/2002        1326   IRON MOUNTAIN                                  21160 . A/P P...   -1,357.22  15,940,830.39
  Bill-Pmt-Check  1/23/2002        1327   NADER, ELIAS                                   21160 . A/P P...     -701.27  15,940,129.12
  Bill-Pmt-Check  1/23/2002        1328   SCHARRE, DANIE...                              21160 . A/P P...   -2,506.05  15,937,623.07
  Check           1/25/2002        EFT    ADP                                            56407 . Payrol...     -83.55  15,937,539.52
  General Journal 1/25/2002        CVJ0...                                               53000 . Fringe...     417.79  15,937,957.31
  Bill Pmt-Check  1/29/2002        1329   SIRAROTOGA BLA...                              21160 . A/P P...     -480.00  15,937,477.31
  Bill Pmt-Check  1/29/2002        1330   HQ GLOBAL                                      21160 . A/P P...   -5,090.71  15,932,386.60
  Bill Pmt-Check  1/29/2002        1331   NEW YORK STATE      ID #L-020481...            21160 . A/P P...      -50.00  15,932,336.60
  Bill Pmt-Check  1/29/2002        1332   SCHARRE, DANIE...   CONSULTIN...               21160 . A/P P...     -875.00  15,931,461.60
  Bill Pmt-Check  1/29/2002        1333   UNUM LIFE INS. O... POLICY #05...              21160 . A/P P...     -231.75  15,931,229.85
  General Journal 1/31/2002        CVJ0...                    NET ISSUES                                   -14,753.76  15,916,476.09
  General Journal 1/31/2002        CVJ0...                    PAYROLL DI...                                 -7,003.95  15,909,472.14

4:53 PM                     Adaptive Broadband Corp.
02/12/02                    Transactions by Account
Accrual Basis                As of January 31, 2002

          Type             Date       Num       Name          Memo         Class   Cir      Split           Amount        Balance
    --------------------------------------------------------------------------------------------------------------------------------
    General Journal     1/31/2002   CVJO...              Interest Inco...               11457 . SOLE...    22,221.16   15,931,693.30
    General Journal     1/31/2002   CVJO...              Acct Analysis...               11457 . SOLE...      -306.25   15,931,387.05
                                                                                                        ------------  --------------
  Total 11456-Corp. Debtor in Possession                                                                 -108,502.76   15,931,387.05
                                                                                                        ------------  --------------

TOTAL                                                                                                    -108,502.76   15,931,387.05
                                                                                                        ============  ==============

G/L ACCOUNT: 11456                                  ACCOUNT ANALYSIS
ACCOUNT NAME: Corp Debtor in Possession             PREPARED BY: CASSANDRA JONES
AS OF:                                   Jan/1/2002

--------------------------------------------------------------------------------------------------------------------------------

                                                           BEG. BAL            CASH IN            CASH OUT             END. BAL
BAL per GL                                            16,039,889.81         310,249.85                            16,350,139.66
       Dividends                                                             22,221.16                                22,221.16
       A/P disbursements Jan -02                                                              (409,498.08)          (409,498.08)
       Payroll Issues                                                                          (14,753.76)           (14,753.76)
       ADP Fees                                                                                (16,349.83)           (16,349.83)
       B OF A Account Analysis Fees Jan-02                                                        (306.25)              (306.25)
       EFT Earthlink Intranet service 1-18-02                                                      (65.85)               (65.85)
                                                                                                                              -
                                                                                                                              -
                                                                                                                              -
                                                                                                                              -
                                                                                                                              -
                                                                                                                              -
                                                                                                                              -

                                                                                                                              -
      Unreconciled item                                                                                                       -
                                              ----------------------------------------------------------------------------------
ENDING GL ADJ                                         16,039,889.81         332,471.01        (440,973.77)        15,931.387.05
                                              ==================================================================================
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

PER BANK                                                                    661,659.21        (661,659.21)                    -
                                                                  -                                                           -
       AP-Outstanding Checks                             (11,590.55)         11,590.55          (6,975.77)            (6,975.77)
       PAYROLL-Outstanding Checks                                                               (7,007.74)            (7,007.74)
                                                                                                                              -
                                                                                                                              -

                                                                                                                              -
                                                                                                                              -
                                                                                                                              -
                                                                  -                                                           -
                                              ----------------------------------------------------------------------------------
ENDING BANK BALANCE                                      (11,590.55)        673,249.76        (675,642.72)           (13,983.51)
                                              ==================================================================================

--------------------------------------------------------------------------------------------------------------------------------

NATION FUNDS INVESTMENT
       Funds Sweep                                   (16,051,480.36)        329,188.20        (223,078.40)       (15,945,370.56)
                                                                  -                                                           -
                                              ----------------------------------------------------------------------------------
       Adjusted Bank Balance                         (16,039,889.81)       (344,061.56) #      452.564.32        (15,931,387.05)
                                              ==================================================================================

              Bank of America [LOGO]

              BANK OF AMERICA, N.A.                Account Number     1233936178
              P.O. BOX 27128                       19 31 000 01 M0000  E#     33
              CONCORD, CA  94520                   Last Statement:    12/31/2001
                                                   This Statement:    01/31/2002


___   ____

___   ____                                         Customer Service
___   ____                                           1-800-262-2726

              ADAPTIVE BROADBAND  CORP-DIP
              2055 GATEWAY PLACE
              SUITE  400                             Page    1 of   2
              SAN JOSE CA 95110

                               ANALYZED CHECKING
--------------------------------------------------------------------------------
                           Account Summary Information
Statement Period 01/01/2002 - 01/31/2002   Statement Beginning Balance              .00
Number of Deposits/Credits            17   Amount of Deposits/Credits        661,659.21
Number of Checks                      33   Amount of Checks                  421,858.88
Number of Other Debits                10   Amount of Other Debits            239,800.33
                                           Statement Ending Balance                 .00

Number of Enclosures                  33
Number of Days in Cycle                0   Service Charge                           .00


                                         Transaction Detail
--------------------------------------------------------------------------------------------------------

Date       Customer                                                                          Bank
Posted     Reference        Amount                 Description                               Reference
--------------------------------------------------------------------------------------------------------
01/02                    22,221.16   Sweep - Dividends Credit Interest Income                09915000440
01/02                    22,221.16-  Sweep - Mutual Fund Debit                               09915100941
01/03                        11.19   Sweep - Trans From Mutual Fund                          09915100512
01/03          1293          11.19-  Check                                               988506260742938
01/04                       725.14   Sweep - Trans From Mutual Fund                          09915100533
01/04                       428.95-  ADP - FEES ADP PAYROLL FEES  CO ID: 9659605001      533364801490300
                                      ADAPTIVE BROADBAND-SUN  ID#  10AB2 6177499
                                      REF: 00123393617812110825000006480149030002010427
01/04          1296         296.19-  Check                                               983500660097593
01/07                       720.00   Sweep - Trans From Mutual Fund                          09915100529
01/07          1298         720.00-  Check                                               983500160075692
01/08                     8,127.74   Sweep - Trans From Mutual Fund                          09915100510
01/08          1294       1,312.50-  Check                                               983906260096192
01/08          1299       6,815.24-  Check                                               983800160190565
01/11                     2,079.31   Sweep - Trans From Mutual Fund                          09915100522
01/11                   310,249.85   CA BANKING CENTER DEPOSIT                           109801060122226
01/11                        46.02   ADP - FEES ADP PAYROLL FEES  CO ID:  9659605001     533329110441001
                                      ADAPTIVE BOARDBANK-SUN  ID#  10AB2 6491720
                                      REF: 0012339361781211082500000297704410010501127
01/11 Payroll  1310       2,033.29-  Check                                               109801060122225
01/14                   200,857.24-  Sweep - Mutual Fund Debit                               09915100532
01/14          1300       1,346.11-  Check                                               986805460679131
01/14          1302       4,078.30-  Check                                               987007260185445
01/14          1304         972.40-  Check                                               980500860039619
01/14          1305      98,929.74-  Check                                               986805160664489
01/14 Payroll  1311       3,775.40-  Check                                               615001060034637
01/15                   165,992.66   Sweep - Trans From Mutual Fund                          09915100509
01/15          1301       2,200.00-  Check                                               981100560122686
01/15          1306      20,010.00-  Check                                               987005960525426
01/15          1307      30,879.73-  Check                                               247601460368271
01/15          1308     113,193.59-  Check                                                76901460297056
01/17                     8,599.36   Sweep - Trans From Mutual Fund                          09915100487
01/17                 IRS 8,599.36-  WIRE TYPE:WIRE OUT DATE:011702 TIME:0611 PT         385200370009553
                                     TRN: 020117009553 FDREF/SEQ: 020117009553/000149
                                     BNF: ADP INC. FUNDS MGMT. ID:009102628675 BNF BK:CH
                                     ASE MANHATTAN BANK N. ID:021000021 PMT DET:0086100
                                     017JO BY REQUEST OF ADP TAX SERVICES PLEASE REFERE
01/18                     5,769.15   Sweep - Trans From Mutual Fund                          09915100504

                Bank of America [LOGO]


                BANK OF AMERICA, N.A.           Account Number    1233936178
                P.O. BOX 27128                  19 31 000 01 M0000 E#     33
                CONCORD, CA 94520               Last Statement:   12/31/2001
                                                This Statement:   01/31/2002



                                                Customer Service
                                                  1-800-262-2726

                ADAPTIVE BROADBAND CORP-DIP

                                                Page    2 of 2


                                                 ANALYZED CHECKING
------------------------------------------------------------------------------------------------------
                                                Transaction Detail
------------------------------------------------------------------------------------------------------

Date     Customer                                                                       Bank
Posted   Reference       Amount                    Description                          Reference
-------------------------------------------------------------------------------------------------------
01/18                     65.85- INTRNT SVC EARTHLINK CA       CO ID: 1742420000        53333270355170
                                  ADAPTIVE BROADBAND     ID#
                                  REF:00123393617812110825000003270355170102011827
01/18                    188.00- ADP - FEES ADP PAYROLL FEES       CO ID: 9659605001    53331026217170
                                  ADAPTIVE BROADBAND-SUN ID#  10AB2  6714847
                                  REF:00123393617812110825000001026217170102011827
01/18         1303     3,013.30- Check                                                  98390606011412
01/18         1312     1,782.00- Check                                                  98200106026455
01/18         1317       720.00- Check                                                  98350146003081
01/22                    339.86  Sweep - Trans From Mutual Fund                             0991510052
01/22         1319       339.86- Check                                                  9814013603517X
01/23                  6,199.79  Sweep - Trans From Mutual Fund                             099151004X
01/23         1313       249.79- Check                                                  9835008601177X
01/23         1314     2,200.00- Check                                                  9811006600840X
01/23         1320     3,750.00- Check                                                  9839058600927X
01/24                  2,206.53  Sweep - Trans From Mutual Fund                             099151005X
01/24         1318        66.54- Check                                                  9885068600823X
01/24         1321       202.66- Check                                                  9814004602335X
01/24 Payroll 1322     1,937.33- Check                                                  1262008600332X
01/25                  4,059.52  Sweep - Trans From Mutual Fund                             099151005X
                          83.55- ADP - FEES ADP PAYROLL FEES       CO ID: 9659605001    5333009448224X
                                  ADAPTIVE BROADBAND-SUN ID#  10AB2  6914747
                                  REF:00123393617812110825000000094482240102012527
01/25                    306.25- Account Analysis Fee                                    3688087900011
                                 ANALYSIS CHARGE DECEMBER BILLING FOR
                                  PARENT 05569-99999
01/25       1316       2,312.50- Check                                                   9839061600800
01/25       1326       1,357.22- Check                                                   9868057600287
01/28                    480.00  Sweep - Trans From Mutual Fund                              099151005
01/28       1324         480.00- Check                                                   9835001600261
01/30                  2,706.05  Sweep - Trans From Mutual Fund                              099151005
01/30       1315         200.00- Check                                                   9885050601013
01/30       1328       2,506.05- Check                                                   9839064601306
01/31                121,171.90  Sweep - Trans From Mutal Fund                               099151005
01/31                  7,003.95- WIRE TYPE:WIRE OUT DATE:013102 TIME:0740 PT             3852003700173
                                 TRN:020131017344 FDREF/SEQ:020131017344/000281
                                 BNF:ADP INC. FUNDS MGMT. ID:009102628675 BNF BK:CH
                                 ASE MANHATTAN BANK N. ID:021000021 PMT DET:0440500
                                 031JO BY REQUEST OF ADP TAX SERVICES PLEASE REFERE
01/31       1285       5,364.24- Check                                                   9870063602253
01/31       1309     103,713.00- Check                                                   9885050600655
01/31       1330       5,090.71- Check                                                   9839062600569

                                           Daily Balances
-------------------------------------------------------------------------------------------------------
Date       Ledger Balance       Collected Balance      Date      Ledger Balance      Collected Balance
-------------------------------------------------------------------------------------------------------
12/31                 .00                     .00      01/51                .00                    .00
01/11          310,249.85                     .00      01/31                .00                    .00
01/14              290.66                     .00

        Bank of America [LOGO]

                                          LIQUIDITY MANAGEMENT ACCOUNT STATEMENT
                                                   PERIOD: 01/01/2002-01/31/2002
                                                   ACCOUNT NUMBER     1233936178
                                                   MASTER ACCOUNT     1233936178
                                                   TAX ID. NUMBER     94-1668412


        ADAPTIVE BROADBAND CORP-DIP
        2055 GATEWAY PLACE
        SUITE 400
        SAN JOSE CA 95110-0000


              REDEMPTION      PURCHASE      CREDIT TO       INVESTMENT    DIVIDEND    DIVIDEND    INVESTMENT
   DATE         AMOUNT         AMOUNT       INVESTMENT       BALANCE        RATE       ACCRUED      OPTION
----------    ----------    ------------    ----------      ----------    --------    --------    ----------
 1/01/2002                                                16,051,480.36    1.5131%      665.41    CASH-DAILY
 1/02/2002                     22,221.16     22,221,16    16,073,701.52    1.5241%      671.16    CASH-DAILY
 1/03/2002         11.19                         11.19-   16,073,690.33    1.5113%      665.53    CASH-DAILY
 1/04/2002        725.14                        725.14-   16,072,965.19    1.5071%      663.65    CASH-DAILY
 1/05/2002                                                16,072,965.19    1.5071%      663.65    CASH-DAILY
 1/06/2002                                                16,072,965.19    1.5071%      663.65    CASH-DAILY
 1/07/2002        720.00                        720.00-   16,072,245.19    1.5033%      661.97    CASH-DAILY
 1/08/2002      8,127.74                      8,127.74-   16,064,117.45    1.4776%      650.29    CASH-DAILY
 1/09/2002                                                16,064,117.45    1.4797%      651.22    CASH-DAILY
 1/10/2002                                                16,064,117.45    1.4832%      652.77    CASH-DAILY
 1/11/2002      2,079.31                      2,079.31-   16,062,038.14    1.4935%      657.21    CASH-DAILY
 1/12/2002                                                16,062,038.14    1.4935%      657.21    CASH-DAILY
 1/13/2002                                                16,062,038.14    1.4935%      657.21    CASH-DAILY
 1/14/2002                    200,857.24    200,857.24    16,262,895.38    1.4929%      665.15    CASH-DAILY
 1/15/2002    165,992.66                    165,992.66-   16,096,902.72    1.4874%      655.96    CASH-DAILY
 1/16/2002                                                16,096,902.72    1.4810%      653.15    CASH-DAILY
 1/17/2002      8,599.36                      8,599.36-   16,088,303.36    1.4761%      650.63    CASH-DAILY
 1/18/2002      5,769.15                      5,769.15-   16,082,534.21    1.4706%      647.98    CASH-DAILY
 1/19/2002                                                16,082,534.21    1.4706%      647.98    CASH-DAILY
 1/20/2002                                                16,082,534.21    1.4706%      647.98    CASH-DAILY
 1/21/2002                                                16,082,534.21    1.4706%      647.98    CASH-DAILY
 1/22/2002        339.86                        339.86-   16,082,194.35    1.4778%      651.12    CASH-DAILY
 1/23/2002      6,199.79                      6,199.79-   16,075,994.56    1.4676%      646.38    CASH-DAILY
 1/24/2002      2,206.53                      2,206.53-   16,073,788.03    1.4648%      645.07    CASH-DAILY
 1/25/2002      4,059.52                      4,059.52-   16,069,728.51    1.4657%      645.28    CASH-DAILY
 1/26/2002                                                16,069,728.51    1.4657%      645.28    CASH-DAILY
 1/27/2002                                                16,069,728.51    1.4657%      645.28    CASH-DAILY
 1/28/2002        480.00                        480.00-   16,069,248.51    1.4687%      646.61    CASH-DAILY
 1/29/2002                                                16,069,248.51    1.4629%      644.06    CASH-DAILY
 1/30/2002      2,706.05                      2,706.05-   16,066,542.46    1.4580%      641.78    CASH-DAILY
 1/31/2002    121,171.90                    121,171.90-   15,945,370.56    1.4656%      640.27    CASH-DAILY


 MTD TOT DIVIDENDS ACCRUED     20,248.87     AVG. DAILY DIVIDEND RATE         1.4831%
 MTD TOT DIVIDENDS PAID        22,221.16     AVG. DAILY INVESTMENT BAL.   16,075,328.81
 YTD TOT DIVIDENDS PAID        22,221.16     TARGET BALANCE                         .00

      ACCRUED DIVIDENDS OF 20,248.87 WILL BE CREDITED TO YOUR DDA ON 02/01/2002.

G/L ACCOUNT: 11457
ACCOUNT NAME: 1233006345 B of A Solectron                  ACCOUNT ANALYSIS
AS OF: Jan-02                               Jan 31-2002    PREPARED BY: C Jones

--------------------------------------------------------------------------------

                                     BEG. BAL    CASH IN    CASH OUT    END. BAL
BAL per GL                          692,704.98                        692,704.98
       Dividend earnings Jan 2002                 205.91                  205.91
                                                                               -
                                                                               -
                                                                               -
                                                                               -
                                                                               -

                                                                               -
       Unreconciled item                                                       -
                                   ---------------------------------------------
ENDING GL ADJ                       692,704.98    205.91         -    692,910.89
                                   =============================================
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                               -
PER BANK                            692,704.98    205.91              692,910.89
                                                                               -
                                                                               -
                                                                               -
                                                                               -
                                                                               -
                                                                               -
                                   ---------------------------------------------
ENDING BANK BALANCE                 692,704.98    205.91         -    692,910.89
                                   =============================================
--------------------------------------------------------------------------------

        Bank of America [LOGO]

        BANK OF AMERICA, N.A.                        Account Number   1233006345
        P.O. BOX 27128                               01 01 142 01 M0000 E#     0
        CONCORD, CA 94520                            Last Statement:  12/31/2001
                                                     This Statement:  01/31/2002


                                                     Customer Service
                                                       1-800-262-2726
        ADAPTIVE BROADBAND DIP
        2055 GATEWAY PLACE
        SUITE 400                                      Page   1 of 1
        SAN JOSE CA 95110


                           ANALYZED INTEREST CHECKING
--------------------------------------------------------------------------------

                          Account Summary Information

Statement Period 01/01/2002 - 01/31/2002  Statement Beginning Balance 692,704.98
Number of Deposits/Credits             1  Amount of Deposits/Credits      205.91
Number of Checks                       0  Amount of Checks                   .00
Number of Other Debits                 0  Amount of Other Debits             .00
                                          Statement Ending Balance    692,910.89

Number of Enclosures                   0  Average Collected Balance   692,704.98
Number of Days in Cycle               31  Service Charge                     .00

                              Interest Information

Amount of Interest Paid        205.91     Interest Paid Year-to-Date      205.91
Annual Percentage Yield Earned    .35%

                              Deposits and Credits
--------------------------------------------------------------------------------

Date    Customer                                                       Bank
Posted  Reference       Amount            Description                  Reference
--------------------------------------------------------------------------------

01/31                   205.91    Interest Paid

                                 Daily Balances
--------------------------------------------------------------------------------

Date  Ledger Balance  Collected Balance  Date  Ledger Balance  Collected Balance
--------------------------------------------------------------------------------

12/31     692,704.98         692,704.98  01/31     692,910.89         692,910.89

G/L ACCOUNT: 11930                                  ACCOUNT ANALYSIS
ACCOUNT NAME: UBOC LC Restricted Cash               PREPARED BY: Cassandra Jones
AS OF:                             January-02

--------------------------------------------------------------------------------------------------------------------

                                                            BEG. BAL     CASH IN        CASH OUT         END. BAL
BAL per GL                                              1,395,153.37           -                     1,395,153.37
     AMB PROPERTY LC PAYMENT/WRITEDOWN RENT EXP                                    (1,048,388.34)   (1,048,388.34)
                                                                                                                -
                                                                                                                -
                                                                                                                -
                                                                                                                -
                                                                                                                -

                                                                                                                -
     Unreconciled item                                                                                          -
                                                --------------------------------------------------------------------
ENDING GL ADJ                                           1,395,153.37           -   (1,048,388.34)      346,756.03
                                                ====================================================================
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

PER BANK                                                1,395,153.37                                 1,395,153.37
     AMB PROPERTY LC PAYMENT/WRITEDOWN RENT EXP                                    (1,048,388.34)   (1,048,388.34)
                                                                                                                -
                                                                                                                -
                                                                                                                -
                                                                                                                -
                                                                                                                -
                                                                   -                                            -
                                                --------------------------------------------------------------------
ENDING BANK BALANCE                                     1,395,153.37           -   (1,048,388.34)      346,765.03
                                                ====================================================================
--------------------------------------------------------------------------------------------------------------------



[LOGO]    Union         Statement                                    Page 1 of 1
         Bank of        Of Accounts                                  ADAPTIVE BROADBAND CORP.
       California       UNION BANK OF CALIFORNIA                     Statement Number: 6450148642
                        SANTA CLARA VALLEY CORPORATE DEPOSITS 64     1/1/02 - 1/31/02
                        POST OFFICE BOX 24512
                        OAKLAND   CA 94623-1512
                                                                     Customer Inquiries
                                                                     800-898-6466

                                                                     Thank you for banking with us
                                                                     since 1988

                        CY30 Z 0B 1000

                        ADAPTIVE BROADBAND CORP.
                        DEBTOR IN POSSESSION
                        ATTN: DIRECTOR OF TREASURY
                        1143 BORREGAS AVE
                        SUNNYVALE CA 94089

                        [_] Now, you can process your payroll at uboc.com. It's
                            fast, easy and secure! Union Bank has added Payroll to its suite of Web Services. Call your banking officer for details or go to uboc.com

Analyzed Business Checking Summary                    Account Number: 6450148642
--------------------------------------------------------------------------------
Days in statement period: 31                   Date of next scheduled statement:
                                               February 28, 2002

Beginning balance on 1/1                 $     346,765.03
Total Credits                                        0.00
Total Debits                                         0.00
                                         ----------------
Ending Balance on 1/31                   $     346,765.03

Daily Ledger Balance
--------------------------------------------------------------------------------
         Date      Ledger Balance     Date  Ledger Balance  Date  Ledger Balance
         ------------------------     --------------------  --------------------
         1/2-1/31  $  346,765.03

G/L ACCOUNT: 11925                                          ACCOUNT ANALYSIS
ACCOUNT NAME: Investments - Merrill Lynch                   PREPARED BY: C Jones
AS OF:                             January-02

--------------------------------------------------------------------------------------------------------------------

                                                            BEG. BAL     CASH IN        CASH OUT         END. BAL
BAL per GL                                             10,116,386.56           -                    10,116,386.56
     Dividend earnings Jan-02                                          17,553.39                        17,553.39
                                                                                                                -
                                                                                                                -
                                                                                                                -
                                                                                                                -
                                                                                                                -

                                                                                                                -
     Unreconciled item                                                                                          -
                                                --------------------------------------------------------------------
ENDING GL ADJ                                          10,116,386.56   17,553.39               -    10,133,939.95
                                                ====================================================================
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

PER BANK                                               10,116,386.56                                10,116,386.56
     Dividend earnings Jan-02                                          17,553.39                        17,553.39
                                                                                                                -
                                                                                                                -
                                                                                                                -
                                                                                                                -
                                                                   -                                            -
                                                --------------------------------------------------------------------
ENDING BANK BALANCE                                    10,116,386.56   17,553.39               -    10,133,939.95
                                                ====================================================================
--------------------------------------------------------------------------------------------------------------------

[LOGO]  Merrill Lynch  Investments Managers             Merrill Lynch Funds For Institutions

                                                        P.O. Box 8118, Boston, MA 02266-8118  (800) 2551576


                                        1 0 3 6 8

                                                        Merrill Lynch Premier Institutional Fund
                                                        ---------------------------------------------------
                                                        Cumulative Statement for 01/01/2002-01/31/2002

ADAPTIVE BROADBAND                                      Account Number
ATTN ELIAS NADER                                        318-3251209-0
2055 GATEWAY PL STE 400
SAN JOSE CA 95110-1060                                  Financial Avisor
                                                        Edward S. Kunkel
                                                        (--27207C41)


                                                        Account Value As Of 01/31/2002
                                                        $10,133,939.95

                                                        Dividends
                                                        01/01/2002 - 01/31/2002         Year To Date
                                                        $17,533.39                      $17,553.39


                                                        *MERRILL LYNCH FUNDS FOR INSTITUTIONS
                                                         WILL BE CLOSED ON MONDAY, FEBRUARY 18
                                                         IN OBSERVANCE OF PRESIDENT'S DAY.

                                                        *THE AVERAGE NET ANNUALIZED YIELD FOR THE
                                                         MONTH OF JANUARY WAS 2.04%. THE TRADING
                                                         DEADLINE ON FEBRUARY 15 IS 3:00 P.M. ET.


-----------------------------------------------------------------------------------------------------------

  Account Activity

Confirm       Trade          Transaction                        Dollar Amount      Share      Balance After
Date          Date           Description                        of Transaction     Price        Transaction
-----------------------------------------------------------------------------------------------------------
                             Beginning Balance                                               $10,116,386.56
01/31/2002    01/31/2002     Div Reinvest                       $17,553.39         $1.00     $10,133,939.95
                             Ending Balance                                                  $10,133,939.95

















   ----------------------------------------------------------------------------------------------------
                                                            Account Number 318-3251209-0  (page 1 of 1)
-----------------------------------------------------------------------------------------------------------

5:12 PM                       AB Liquidating Corp.
02/12/02                    Transactions by Account
Accrual Basis                As of January 31, 2002

          Type             Date         Num     Name          Memo         Class   Cir      Split           Amount        Balance
    ----------------    ------------------------------------------------------------------------------------------------------------
    11925 . Investments - Merrill Lynch                                                                                10,116,386.56
      General Journal    1/31/2002     CVJO...           ML Interest I...                11457 . SOLE...   17,553.39   10,133,939.95
                                                                                                        ------------  --------------
    Total 11925 . Investments - Merrill Lynch                                                              17,553.39   10,133,939.95
                                                                                                        ------------  --------------

   TOTAL                                                                                                   17,553.39   10,133,939.95
                                                                                                        ============  ==============

                         RELIANCE TRUST CO, TRUSTEE FBO                  PAGE 1
                              AB LIQUIDATING CORP.
                        SUPPLEMENTAL EXECUTIVE DEFERRED
                               COMPENSATION PLAN

                           ACCOUNT NUMBER 0150209526

                  CASH STATEMENT FROM 01/01/2002 TO 01/31/2002

--------------------------------SUMMARY OF INCOME CASH-----------------------------------------
ENDING BALANCE LAST ACCOUNTING PERIOD 12/31/2001                                $         0.00

RECEIPTS FOR THIS PERIOD
   CASH DIVIDENDS                                                       0.00
   INTEREST ON BONDS                                                    0.00
   FROM OTHER SOURCES                                                   0.00              0.00

DISBURSEMENTS FOR THIS PERIOD                                                             0.00

ENDING BALANCE THIS ACCOUNTING PERIOD 01/31/2002                                $         0.00
                                                                                --------------

--------------------------------SUMMARY OF PRINCIPAL CASH-------------------------------------

ENDING BALANCE LAST ACCOUNTING PERIOD 12/31/2001                                $         0.00

RECEIPTS FOR THIS PERIOD
   SALES AND MATURITIES                                                 0.00
   FROM OTHER SOURCES                                               6,747.39          6,747.39

DISBURSEMENTS FOR THIS PERIOD
   PURCHASERS                                                           0.00
   FOR OTHER PURPOSES                                              (6,747.39)        (6,747.39)

ENDING BALANCE THIS ACCOUNTING PERIOD 01/31/2002                                $         0.00
                                                                                --------------

--------------------------------SUMMARY OF INVESTMENTS----------------------------------------

ENDING BALANCE LAST ACCOUNTING PERIOD 12/31/2001                                $ 3,929,753.52
ASSETS PURCHASED OR OTHERWISE ACQUIRED                                                6,747.39
ASSETS SOLD OR OTHERWISE DISPOSED OF                                                      0.00
ENDING BALANCE THIS ACCOUNTING PERIOD 01/31/2002 -BOOK VALUE-                   $ 3,936,500.91
                                                                                --------------
MARKET VALUE OF ACCOUNT                                       $ 3,936,500.91

                        ACCOUNT NUMBER 0150209526                       PAGE 2

                            SCHEDULE OF TRANSACTIONS
                          FROM 01/01/2002 TO 01/31/2002

                                       INCOME      PRINCIPAL       PRINCIPAL          INVESTED
        TRANSACTIONS                    CASH         CASH         INVESTMENTS          INCOME
                                       ------      ---------      -----------        ----------
ENDING BALANCE LAST STATEMENT        $   0.00           0.00     3,929,753.52              0.00
  PERIOD 12/31/2001

        01/02/2002
DIVIDEND ON FIDELITY INSTL CASH                     6,747.39+
PORTFOLIOS U S TREAS PORTFOLIO
II CL A PAYABLE 12/31/2001
EFFECTIVE 12/31/2001

DEPOSIT FIDELITY INSTL CASH                         6,747.39-        6,747.39+
PORTFOLIOS U S TREAS PORTFOLIO
II CL A

                                   ------------------------------------------------------------

ENDING BALANCE THIS STATEMENT        $   0.00           0.00     3,936,500.91              0.00
  PERIOD 01/31/2002

                        ACCOUNT NUMBER 0150209526                         PAGE 3

                          SCHEDULE OF PRINCIPAL ASSETS
                             AS OF JANUARY 31, 2002

                                                  BOOK VALUE    MARKET VALUE   EST INCOME     YIELD
SHORT TERM INVESTMENTS
----------------------
             FIDELITY INSTL CASH PORTFOLIOS     3,936,500.91    3,936,500.91    73,218.92       1.9
             U S TREAS PORTFOLIO II CL A

                                        TOTAL   3,936,500.91    3,936,500.91    73,218.92       1.9

PRINCIPAL ASSETS                                3,936,500.91    3,936,500.91    73,218.92       1.9

PRINCIPAL CASH


TOTAL                                           3,936,500.91    3,936,500.91